SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
   [ ]  Preliminary Proxy Statement          [ ]  Confidential, For Use of the
   [X]  Definitive Proxy Statement by             Commission Only (as permitted
   [ ]  Definitive Additional Materials           Rule 14a-6(e)(2)
   [ ]  Soliciting Material Pursuant to
        Rule 14a-11(c) or Rule 14a-12

                              SYMPOSIUM CORPORATION

================================================================================
               (Name of Registrant as Specified in Its Charter)

================================================================================
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]     No Fee Required
     [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
             and 0-11.

     (1)  Title of each class of securities to which transaction applies:

================================================================================

     (2)  Aggregate number of securities to which transactions applies:

================================================================================

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

================================================================================

     (4)  Proposed maximum aggregate value of transaction:

================================================================================

     (5)  Total fee paid:

      [ ] Fee paid previously with preliminary materials:


      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

================================================================================

     (2)  Form, Schedule or Registration Statement no.:

================================================================================

     (3)  Filing party:

================================================================================

     (4)  Date filed:

================================================================================

                              SYMPOSIUM CORPORATION
                                  -----------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 14, 1999
                                  -----------

TO OUR SHAREHOLDERS:

      Notice is hereby given that the 1999 Annual Meeting of Shareholders of Symposium Corporation ("Symposium") will be held at the Hotel Inter-Continental New York, 111 E. 48th Street, New York, New York, 10017, at 2:30 P.M. (Eastern Standard Time) on September 14, 1999. The Annual Meeting is being held for the following purposes:

      1. To elect a Board of six Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected. The persons nominated by the Board of Directors of the Company (Messrs. Galliers-Pratt, Altbach, Bishop, Cohen, Kaufman and McGlew) are described in the accompanying Proxy Statement;

      2. To approve amendments to the 1998 Stock Option Plan to, among other things, increase the maximum number of shares of Common Stock that may be issued under the Plan from 1,000,000 shares to 2,500,000 shares; and

      3. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

      Only shareholders of record of Common Stock at the close of business on August 19, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any of its adjournments or postponements.

      All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose.
                                    BY ORDER OF THE BOARD OF DIRECTORS

                                                Ronald Altbach
                                    CO-CHAIRMAN OF THE BOARD,  CHIEF OPERATING
                                    OFFICER AND SECRETARY

New York, New York
August 23, 1999

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                              SYMPOSIUM CORPORATION
                               ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 14, 1999

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Symposium Corporation, a Delaware corporation ("Symposium" or the "Company"), for use at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Hotel Inter-Continental New York, 111 E. 48th Street, New York, New York 10017, on September 14, 1999 at 2:30 P.M., Eastern Standard time, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

      All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the shareholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

      The close of business on August 19, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. At the record date, 12,850,464 shares of Common Stock, par value $.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company.

                                VOTING PROCEDURES

      A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Approval of the amendments of the 1998 Stock Option Plan will require the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted either as votes cast for or against such matters.

      This Proxy Statement and the accompanying Proxy were mailed to shareholders on or about August 23, 1999.

                              ELECTION OF DIRECTORS

      In accordance with the Bylaws of the Company, the Company's directors are elected at each Annual Meeting of Shareholders and hold office until the next election of directors and until their successors are duly elected. The Bylaws of the Company provide that the Board of Directors shall consist of one or more directors as fixed from time to time by a vote of a majority of the entire Board of Directors. The Board of Directors currently has fixed the number of directors at six.

      Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

      The Board of Directors proposes the election of the following nominees as directors:

                              Rupert Galliers-Pratt
                              Ronald Altbach
                              Adam Bishop
                              Richard Cohen
                              Richard Kaufman
                              Thomas McGlew

      If elected, each nominee is expected to serve until the 2000 Annual Meeting of Shareholders and his or her successor is duly elected and qualified. The six nominees for election as directors at the Annual Meeting who received the highest number of affirmative votes will be elected.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES

      The following table sets forth certain information with respect to the nominees and executive officers of the Company.

                                 YEAR FIRST
                        AGE AT   ELECTED OR
                       JUNE 30,  APPOINTED
     NOMINEES           1999     DIRECTOR        PRINCIPAL OCCUPATION
---------------------  -------- ----------- ------------------------------------
Ronald Altbach           52        1998     Mr. Altbach is the Chief Operating
                                            Officer and acting Chief Financial
                                            Officer of Symposium.  Previously,
                                            he served as Vice Chairman of
                                            Rosecliff, Inc., a New York based
                                            merchant banking operation, from
                                            1996 through June 1998 and Chairman
                                            of Paul Sebastian, Inc., one of
                                            Rosecliff's portfolio companies,
                                            from 1995 through
                                            1997.

Adam Bishop              40        1998     Mr. Bishop is currently president
                                            of Telemonde Ltd., which sells and
                                            leases bandwith on
                                            transcontinental fiber optic
                                            cables. From September 1996 to
                                            April 1999 he was self-employed as
                                            a consultant in the
                                            telecommunications industry,
                                            including serving as chief
                                            executive officer of European
                                            Gateway, a subsidiary of North
                                            American Gateway Inc. of Canada
                                            engaged in the sale of
                                            international traffic routes to
                                            telecom operators.  Prior to that,
                                            Mr. Bishop was a senior executive
                                            with British Telecom in its
                                            International Carrier Sales
                                            division.  During his tenure at
                                            British Telecom, Mr. Bishop and
                                            Mr. McGlew together implemented a
                                            wholesale carrier strategy which
                                            employed joint venture
                                            carrier-partners to create new
                                            routes in developing countries.

Richard Cohen            47        1998     Mr. Cohen has been president of
                                            Richard M. Cohen Consultants,
                                            which provides financial
                                            consulting services in primarily
                                            the multimedia industry, since
                                            January 1998.  From 1993 to 1995
                                            he was president of General Media,
                                            Inc.  Mr. Cohen has been involved
                                            in advising and managing a number




                                            of financings in both the public
                                            and private sectors.  He serves on
                                            the Board of Directors of National
                                            Auto Credit and Carnegie
                                            International.

Rupert Galliers-Pratt    47        1998     Mr. Galliers-Pratt is the Chief
                                            Executive Officer of Symposium.
                                            Previously, he served as Chairman
                                            and Chief Executive Officer of
                                            Petersburg Long Distance, Inc. from
                                            1992 to 1995. The company was listed
                                            on the NASDAQ (PLD Telecom) in 1993.
                                            Under Mr. Galliers-Pratt's
                                            leadership, PLD raised $200 million,
                                            $100 million of which came through a
                                            public offering with Salomon
                                            Brothers as the lead underwriter.
                                            Mr. Galliers-Pratt engineered the
                                            sale of the original investors'
                                            interests to Cable & Wireless in
                                            1994 and agreed to remain as
                                            Chairman through March 1995. He is
                                            involved in a number of start-up
                                            businesses, including
                                            telecommunications businesses, and
                                            sits on the boards of several
                                            companies.

Richard Kaufman          55        1999     Since 1990, Mr. Kaufman has been
                                            Chief Officer, President and owner
                                            of 21st Funding Corporation, a
                                            company that arranges debt
                                            financing for middle market
                                            businesses.

Thomas McGlew            45        1998     Mr. McGlew is currently the chief
                                            executive officer of Iaxis BV, a
                                            builder of fiber optic networks.
                                            From June 1997 through September
                                            1998, Mr. McGlew served as Vice
                                            President of International
                                            Commercial Operations for WorldCom
                                            International, a fiber cable
                                            provider to telecom carriers.  He
                                            was responsible for an
                                            international revenue line
                                            covering basic and enhanced
                                            services across voice, data and
                                            Internet products and was
                                            specifically responsible for the
                                            global portfolio and commercial



                                            operations worldwide outside North
                                            America. From September 1995 to
                                            June 1997, he was Head of
                                            Marketing and Director of
                                            Distribution for British Telecom's
                                            European portfolio in BT's venture
                                            operations in Europe.


BOARD MEETINGS AND BOARD COMMITTEES

      The Board of Directors held 2 meetings during 1998. No director attended less than 75% of all the meetings of the Board of Directors held while he was director.

      In December 1998, the Board of Directors formed an Audit Committee. The Audit Committee currently consists of Messrs. Cohen and Bishop. The purpose of the Audit Committee is to recommend the engagement of the Company's independent public accountants, review the scope of the audit to be conducted by the independent public accountants, and meet with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls, and reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors. No meetings of the Audit Committee were held during 1998.

      In December 1998, the Board of Directors formed a Compensation Committee. The Compensation Committee currently consents of Messrs. Bishop and McGlew. The purpose of the Compensation Committee is to review, on an annual basis or more frequently as it deems appropriate, the performance of the executive officers of the Company, review the amount and form of compensation payable to the executive officers of the Company and report to the Board on an annual basis making recommendations regarding compensation of the executive officers. In addition, the Compensation Committee administers the 1998 Stock Option Plan. The Compensation Committee did not meet during 1998.

      In December 1998, the Board of Directors established an Executive Committee, which currently consists of Messrs. Altbach, Cohen and Galliers-Pratt. The Executive Committee has been empowered to exercise all of the powers and authorities of the Board of Directors in management of the business and affairs of the Corporation, except that the Executive Committee does not have the power and authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to the stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the Corporation.

COMPENSATION OF DIRECTORS

      The Directors of Symposium do not presently receive any cash compensation for their services as directors.

                  PROPOSAL TO AMEND THE 1998 STOCK OPTION PLAN

GENERAL

      The Board of Directors has approved amendments (the "Amendments") to the 1998 Option Plan (the "Option Plan") to (i) increase the number of shares of Common Stock available for issuance under the Option Plan from 1,000,000 shares to 2,500,000 shares; and (ii) limit the number of shares which anyone may receive under the Plan to 50% of the total number of shares available for issuance under the Option Plan. The Amendments are being submitted to the Shareholders for approval.

      The Board of Directors approved the Amendment to increase the number of shares because all of the shares available for issuance under the Option Plan are subject to outstanding options. In addition, as of the date of this Proxy Statement, the Compensation Committee has authorized options to purchase an additional 139,000 shares, which options are subject to approval of the Amendments by the Shareholders. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. In addition, stock options can be valuable in recruiting and retaining personnel and providing incentives to its current employees. The increase in the number of shares available for awards under the Option Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

      At August 19, 1999, the closing sales price of the Common Stock as reported on the OTC Bulletin Board was $6.375 per share.

SUMMARY OF THE OPTION PLAN

      PURPOSE. The purpose of the Option Plan is to advance the interests of the Company and its shareholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all shareholders of the Company.

      The Board of Directors approved the Option Plan in December 1998. The shareholders approved the Option Plan by written consent in April 1999.

      ADMINISTRATION. The shareholders approved the Option Plan by written consent in April 1999. The Option Plan may be administered by the Board of Directors, or a committee of the Board of Directors whose members serve at the pleasure of the Board. The party administering the Option Plan is referred to as the "Administrator." The Option Plan is currently administered by the Compensation Committee. Subject to the provisions of the Option Plan, the Administrator has full and final authority to (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the Option Plan, (ii) to determine the type, size and terms of individual awards to be made to each person selected, (iii) to determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards, (iv) to amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Option Plan, and (vii) to make any and all other determinations which the Administrator determines to be necessary or advisable in the administration of the Option Plan. The Administrator has full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the Option Plan and for the conduct of its business as the Administrator deems necessary or advisable.

      ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), is eligible to be considered for the grant of awards under the Option Plan.

      CONSIDERATION. The Common Stock underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. An award may provide for a purchase price of the Common Stock at a value less than the fair market value of the Common Stock on the date of grant. In addition, an award may permit the recipient to pay the purchase price of the Common Stock or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock otherwise issuable pursuant to such award.

      TERMINATION OF AWARDS. All options granted under the Option Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an option expires, terminates or is canceled, the shares of Common Stock not purchased thereunder shall again be available for issuance under the Option Plan.

      AMENDMENT AND TERMINATION OF THE OPTION PLAN. The Administrator may amend the Option Plan at any time, may suspend it from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the Option Plan. However, no such action by the Board of Directors or shareholders may unilaterally alter or impair any award previously granted under the Option Plan without the consent of the recipient of the award. In any event, the Option Plan shall terminate on December 31, 2007 unless sooner terminated by action of the Board of Directors.

      FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS. The following is a general discussion of the principal tax considerations for both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options"), and is based upon the tax laws and regulations of the United

States existing as of the date hereof, all of which are subject to modification at any time. The Option Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

            CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised, the optionee will recognize mid-term or long-term capital gain or loss when he or she disposes of his or her Common Stock depending on the length of the holding period. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

      If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the Common Stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long-term, mid-term or short-term capital gain, depending upon the length of time the shares have been held.

      The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.

      For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

            CONSEQUENCES TO EMPLOYEES: NON-STATUTORY STOCK OPTIONS. No income is recognized by a holder of Non-statutory Stock Options at the time Non-statutory Stock Options are granted under the Option Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

      A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non-statutory Stock Options in an amount equal to the difference between the selling price and the tax basis of the Common Stock, which will include the price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term, mid-term or long-term capital gain or loss depending upon the length of time the shares have been held.

            CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.

            CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

OPTION PLAN AMENDMENT BENEFITS TO DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth information regarding the benefits which will be received pursuant to the proposed amendment to the Option Plan by the following persons and groups (based on options outstanding as of August 19, 1999).

NAME AND PRINCIPAL POSITION                           DOLLAR VALUE (1)      NUMBER OF SHARES
---------------------------                           ----------------      ----------------
Rupert Galliers-Pratt. . . . . . . . . . . . .        $      0                      0
  Co-Chairman, Chief Executive
  Officer
Ronald Altbach. . . . . . . . . . . . . . . . .       $148,688                 30,500  (2)
  Co-Chairman, Chief Operating
  Officer
All current executive officers as a
  group . . . . . . . . . . . . . . . . . . . .       $148,688                 30,500
Executive Management Services                         $148,688                 30,500  (2)
All current directors who are not
  executive officers as a group . . . . . .           $115,000                 40,000
All employees, including current
  officers who are not executive
  officers, as a group . . . . . . . . . . . . .      $      0                      0
----------

(1) The dollar value of the option listed represents the spread between the market value (the closing sales price as of August 19, 1999) and the exercise price.

                                     Page 9

(2) These options vest contingent upon the completion of the acquisitions of Direct Sales International, Ltd and AmeriNet, Inc.



REQUIRED VOTE

      The approval of the Amendments requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the 1999 Annual Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENTS.

                                OTHER INFORMATION

EXECUTIVE COMPENSATION

         The Company did not pay any cash compensation to any executive officer for the year ended December 31, 1998.

OPTION GRANTS IN LAST FISCAL YEAR
(INDIVIDUAL GRANTS)

                   NUMBER OF
                   SECURITIES   PERCENT OF TOTAL
                   UNDERLYING      GRANTED TO
                    OPTIONS         EMPLOYEES      EXERCISE
      NAME          GRANTED     IN FISCAL YEAR      PRICE     EXPIRATION DATE
      ----        ----------    --------------     -------    ---------------
Ronald Altbach      150,000         100%            $1.00        12/03/02



      Mr. Galliers-Pratt provides his services to the Company through a consulting agreement Symposium has with Executive Management Services. On December 3, 1998, the Company granted 200,000 options, exercisable in full on December 3, 1999 at $1.00 per share, to Executive Management Services. This option terminates on December 3, 2002.


AGGREGATED FISCAL YEAR END OPTION EXERCISES AND FISCAL YEAR END
OPTION VALUES



                                                   NUMBER OF SECURITIES
              SHARES ACQUIRED                           UNDERLYING
                ON EXERCISE        VALUE REALIZED   UNEXERCISED OPTIONS         VALUE OF UNEXERCISED
NAME               (#)(1)              ($)(1)       AT DECEMBER 31, 1998         IN-THE-MONEY OPTIONS
----            -----------         ------------    --------------------         --------------------
                                                 EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                 -----------   -------------   -----------   -------------
Ronald               --               --              0           150,000           0          $ 806,250
Altbach



(1) No options were exercised in fiscal year 1998.

EMPLOYMENT AND CONSULTING CONTRACTS

      In June 1999, the Company entered into an Employment Agreement with Mr. Altbach. The Agreement, which was effective as of January 1, 1999, provides for salary at a rate of $225,000 per year through June 30, 1999 and $350,000 per year thereafter. Mr. Altbach also receives an automobile allowance of $2,000 per month. The Company may terminate the employment of Mr. Altbach at any time, with or without cause, provided that any termination without cause requires the Company to continue to pay to him salary and other benefits for two years following termination. Mr. Altbach may terminate the Employment Agreement upon not less than 60 days notice to the Company.

      In June 1999, the Company entered into a Consulting Agreement with Executive Management Services through which Mr. Galliers-Pratt provides his services to the Company. The Agreement, which was effective as of January 1, 1999, provides for consulting fees at a rate of $250,000 per year through June 30, 1999 and $350,000 per year thereafter. Mr. Galliers-Pratt also receives an automobile allowance of $2,000 per month. The Company may terminate the Consulting Agreement at any time, with or without cause, provided that any termination without cause requires the Company to continue to pay to Executive Management Services consulting fees and other benefits for two years following termination. Executive Management Services may terminate the Consulting Agreement upon not less than 60 days notice to the Company.

CERTAIN TRANSACTIONS WITH
DIRECTORS AND EXECUTIVE OFFICERS

      Symposium has an option to purchase all of the outstanding stock of Automatic Communications Limited ("ACL"). If Symposium exercises the option, Adam Bishop would be entitled to 1/10th of the exercise price and a trust of which Mr. Galliers-Pratt is the beneficiary and Mr. Altbach would each be entitled to 1/18th of the exercise price.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. The Company did not have a class of securities registered in 1998, and therefore the directors, officers and 10% shareholders were not subject to the beneficial ownership reporting requirements during 1998.

PRINCIPAL SHAREHOLDERS

      The following table sets forth as of August 19, 1999 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock, (ii) each of the Company's directors, (iii) each executive officer, and (iv) all of the Company's executive officers and directors as a group.


                                                           AMOUNT AND NATURE
          NAME AND ADDRESS OF BENEFICIAL                     OF BENEFICIAL
                     OWNER(1)                                 OWNERSHIP(2)                  PERCENT OF CLASS(2)
----------------------------------------------------    -------------------------      ------------------------------

Richard Prochnow...................................                    2,500,000                   19.5%
     2550 Heritage Court, Suite 106
     Atlanta, Georgia  30339
Michael Lauer......................................                     2000,000  (3)              14.4
    980 Post Road East
     Westpoint, Connecticut, 06880
The Shropshire Trust Company, Ltd..................                    1,200,000  (4)               9.3
    M.L.H. Quin & Co.
    Bermuda Commercial Bank Bldg.
    44 Church Street
    Hamilton HM 12
    Bermuda
Ronald Altbach.....................................                    1,100,000  (5)               8.5
Lancer Offshore....................................                    1,000,000  (6)               7.5
     Kaya Flamboyan 9
     Curacao, Netherlands Antilles
Lancer Partners....................................                    1,000,000  (7)               7.5
     980 Post Road East
     Westpoint, Connecticut, 06880
Tyman Holdings, Inc................................                      650,000  (8)               5.1
Thomas McGlew......................................                      650,000  (8)               5.1
Adam Bishop........................................                      650,000  (8)               5.1
Richard Cohen......................................                      100,000  (9)                *
Richard Kaufman....................................                            0 (10)                *
Rupert Galliers-Pratt..............................                            0
All officers and directors as a group
(6 persons)........................................                    1,850,000 (10)              13.2%

                                    Page 13

----------------
* Less than 1%

(1) Unless otherwise indicated, the address of each beneficial owner is in the care of Symposium Corporation, 410 Park Avenue, 18th Floor, New York, NY 10022.

(2) Unless otherwise indicated and subject to applicable community property laws, Symposium believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming all options, warrants or convertible securities that are held by such person (but not held by any other person) and which are exercisable or convertible within 60 days of this proxy statement have been exercised or converted. Percent of Class (third column above) is based on 12,850,464 shares of Common Stock outstanding as of the date of this proxy statement.

(3) Includes shares owned by Lancer Offshore (see note 6) and Lancer Partners (see note 7), which Mr. Lauer may be deemed to beneficially own by virtue of his status as investment management of Lancer Offshore and General Partner of Lancer Partners.

(4) Shropshire Trust Company Ltd. is an independent trust company and is unaffiliated with Symposium other than as a beneficial owner of 1,200,000 shares as trustee for Shropshire Trust No. 1, Shropshire Trust No. 2,
Shropshire Trust No. 3 and Shropshire Trust No. 4, each of which holds 300,000 shares of Common Stock. The beneficiaries of the Shropshire Trust No. 1, Shropshire Trust No. 2, Shropshire Trust No. 3 and Shropshire Trust No. 4 are the children of Rupert Galliers-Pratt.

(5) Includes: (i) 475,000 shares of Common Stock owned by his wife; (ii) 50,000 shares of Common Stock issuable upon exercise of stock options exercisable commencing upon the purchase by the Company of a majority of the outstanding capital stock of AmeriNet, Inc.; and (iii) 50,000 shares of Common Stock issuable upon exercise of stock options exercisable commencing upon the acquisition by the Company of either substantially all of the assets of Direct Sales International L.P. ("DSI") or of a majority of the outstanding partnership interests of DSI. Does not include: (i) 150,000 shares of Common Stock issuable upon exercise of stock options exercisable commencing upon December 3, 1999; or
(ii) 150,000 shares of Common Stock issuable upon exercise of stock options exercisable commencing upon March 18, 2000.

(6) Includes 500,000 shares of Common Stock issuable upon exercise of warrants.

(7) Includes 500,000 shares of Common Stock issuable upon exercise of warrants.

                                    Page 14

(8) These shares are held of record by Tyman Holdings, Inc. Tyman Holdings, Inc. is held by St. Georges Trust. Derek Baudains and Grenedier International, a Panama corporation, are the trustees of St. Georges Trust, both of which are unaffiliated with Symposium. Thomas McGlew and Adam Bishop are the beneficiaries of St. Georges Trust and also have voting and dispositive power over the property held by St. Georges Trust and therefore are the beneficial owners of these shares.

(9) Includes 50,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days. Does not include 20,000 shares of Common Stock issuable upon the exercise of stock options exercisable commencing upon October 9, 2001.

(10) Does not include 40,000 shares of Common Stock issuable upon the exercise of stock options exercisable commencing upon July 25, 2000.

(11)  Includes the shares and options described in notes (5), (8) and (9).

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Any shareholder who intends to present a proposal at the next Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 31, 1999.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Grant Thornton LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for the year ended December 31, 1998. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

                             SOLICITATION OF PROXIES

      It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                      REGISTRATION STATEMENT ON FORM 10-SB

      THE COMPANY'S REGISTRATION STATEMENT ON FORM 10-SB, WHICH BECAME EFFECTIVE IN APRIL 1999, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO RONALD ALTBACH, CHIEF OPERATING OFFICER, 410 PARK AVENUE, NEW YORK, NEW YORK 10022.

                             ON BEHALF OF THE BOARD OF DIRECTORS



                                     Ronald Altbach
                                     CO-CHAIRMAN OF THE BOARD, CHIEF
                                     OPERATING OFFICER AND SECRETARY

New York, New York
August 23, 1999

                                      PROXY

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                              SYMPOSIUM CORPORATION

The undersigned, a shareholder of Symposium Corporation, a Delaware corporation (the "Company"), hereby appoints Rupert Galliers-Pratt and Ronald Altbach, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on September 14, 1999, and any adjournments thereof, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

:  Please mark your votes as in this example

   The Board of Directors recommends a WITH vote on Proposal ONE, and a FOR vote on Proposal Two.

1. ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement.

      [ ] WITH     [ ] WITHOUT THE AUTHORITY TO VOTE FOR THE NOMINEES LISTED
                       BELOW

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE, LINE THROUGH, OR OTHERWISE STRIKE OUT, THE NAME BELOW.)

    Rupert Galliers-Pratt
    Ronald Altbach
    Adam Bishop
    Richard Cohen
    Richard Kaufman
    Thomas McGlew

2. APPROVAL OF AMENDMENTS TO THE 1998 STOCK OPTION PLAN.

                       [ ] FOR        [ ] AGAINST          [ ] ABSTAIN

   The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said proxy may lawfully do by virtue hereof. WITH RESPECT TO SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF, SAID PROXY IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

   This proxy will be voted in accordance with the instructions as set forth above. THIS PROXY WILL BE CREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE AND TO AMEND THE 1998 STOCK OPTION PLAN, AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.

   IMPORTANT: Please sign name exactly as it appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorizing officer. If a partnership, please sign in partnership name by authorized person.


SIGNATURE______________________________________   Date______________


SIGNATURE______________________________________   Date______________

Note: Please sign, date and return promptly in the enclosed envelope which requires no postage if mailed in the United States.